                                EXHIBIT 10.17

                              Dieter Bakic Stock
                              Purchase Agreement

                       COMMON STOCK PURCHASE AGREEMENT

     THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is effective as of January 14, 2000, by and between Hydrogen Burner Technology, Inc., a California corporation (the "Company"), and Dieter Bakic, an individual ("Purchaser").

     As consideration for the mutual covenants and agreements contained herein, the Company and Purchaser hereby agree as follows:

     1. PURCHASE AND SALE OF THE SHARES. Subject to the terms and conditions of this Agreement, the Company hereby agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from the Company at the Closing (as defined in Section 2 of this Agreement), Eighty Thousand (80,000) shares of the Company's Common Stock (the "Shares") at a price of $5.00 per Share (the "Purchase Price"), for an aggregate purchase price of Four Hundred Thousand Dollars ($400,000) (the "Aggregate Purchase Price").

     2. CLOSING. The purchase and sale of the Shares shall occur at a closing (the "Closing") to be held at a time to be mutually agreed on by the Company and Purchaser but not later than January 30, 2000. At the Closing, Purchaser shall deliver to the Company an amount equal to the Aggregate Purchase Price by wire transfer (in immediately available funds) to an account designated by the Company. As soon as reasonably practicable after the Closing and after confirmation of receipt of the Aggregate Purchase Price, the Company shall issue a stock certificate representing the Shares registered in the name of Purchaser and shall deliver such stock certificate to Purchaser at the Purchaser's principal residence (or such other location that Purchaser may designate) in the country of Great Britain.

     3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. In connection with Purchaser's purchase of the Shares, Purchaser hereby represents and warrants to the Company as follows:

          3.1 AUTHORIZATION. Purchaser has full power and authority to enter into this Agreement, and this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of Purchaser.

          3.2 INVESTMENT INTENT; CAPACITY TO PROTECT INTERESTS. Purchaser is purchasing the Shares solely for Purchaser's own account for investment and not with a view to or for sale in connection with any distribution of the Shares or any portion of the Shares and not with any present intention of selling, offering to sell, granting any participation in or otherwise disposing of or distributing the Shares or any portion of the Shares in any transaction other than a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). The entire legal and beneficial interest of the Shares is being purchased by Purchaser and shall be held for Purchaser's account only and neither in whole or in part for any other person. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant any participation to such person or to any third person, with respect to any of the Shares.

          3.3 RELIANCE ON PURCHASER'S REPRESENTATIONS. Purchaser understands that the Shares are not registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities under this Agreement is exempt from the registration requirements of the Securities Act pursuant to Regulation S promulgated under the Securities Act ("Regulation S"). Purchaser understands that the Company's reliance on such exemption is predicated on the Purchaser's representations that are set forth in this Agreement and the Certificate of Non-U.S. Person attached hereto as Exhibit A, Purchaser understands that the basis for such exemption may not be present if, notwithstanding such representations, Purchaser has in mind merely acquiring the Shares for a fixed or determinable time in the future, or for a market rise, or for sale if the market does not rise. Purchaser has no such intention.

          3.4 RESIDENCE. Purchaser's principal residence is as set forth on the signature page of this Agreement. Purchaser is not a U.S. Person, as such terms is defined under Regulation S and has completed a Certificate of Non-U.S. Person in the form attached to this Agreement as Exhibit A. The Certificate of Non-U.S. Person is incorporated herein by reference in its entirety and made a part of this Agreement as if fully set forth herein. Purchaser acknowledges and understands that, in addition to all other representations set forth in this Agreement, the Company's reliance on the exemptions described under Section 3.3 of this Agreement is predicated on the representations, warranties and certification set forth in the Certificate of Non-U.S. Person.

          3.5 INFORMATION CONCERNING THE COMPANY. Purchaser has heretofore discussed the Company and its plans, operations and financial condition with the Company's officers, knows that the Company is a speculative business and has heretofore received all such information as Purchaser has deemed necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Shares, and Purchaser has received satisfactory and complete information about the business and financial condition of the Company in response to all inquiries in respect thereof. Purchaser has had the opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Purchaser or to which Purchaser had access.

           3.6 NO PUBLIC MARKET. Purchaser understands that no public market now exists for any of the Shares and that there is no assurance that a public market ever will exist for the Shares.

           3.7 ECONOMIC RISK. Purchaser understands that the purchase of the Shares will be a highly-speculative investment and involves a high degree of risk, and Purchaser is able, without impairing Purchaser's financial condition, to hold the Shares for an indefinite time and to suffer a complete loss of Purchaser's investment.

           3.8 OFFSHORE TRANSACTION. Purchaser understands and acknowledges that:

                (a) The purchase and sale of the Shares under this Agreement is permissible only if the Shares are offered and sold outside the United States to a person located outside the United States, who is not a U.S. Person and who is not purchasing for the benefit or the account of a U.S. Person (as defined below) (a "Non-U.S. Person"). Whenever used in this Agreement, the terms "United States" and "U.S. Person" shall have the meanings given to them under Rule 902(k) and Rule 902(l) of Regulation S under the Securities Act, a recitation of which is set forth in the Certificate of Non-U.S. Person.

                (b) Neither the offer nor sale of the Shares to Purchaser under this Agreement was accomplished by means of advertising in any publication or by means of "directed selling efforts" in the United States, as such term is defined under Rule 902(c) of Regulation S under the Securities Act. A recitation of Rule 902(c) is set forth in the Certificate of Non-U.S. Person.

                (c) None of the transactions contemplated herein, including the offer and sale of the Shares to Purchaser, were consummated in the United States.

                (d) With respect to the transactions contemplated in this Agreement and at all times contemplated herein, Purchaser was and continues to remain located outside the United States.

           3.9 RESTRICTED SECURITIES. Purchaser understands and acknowledges that:

                (a) The sale of the Shares has not been registered under the Securities Act, the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available (such as Rule 144 under the Securities Act), and the Company is under no obligation to register the Shares;

                (b) The Shares are "restricted" securities within the meaning of Rule 144 and will be stamped with the legends specified in Section 7 of this Agreement;

                (c) Without limiting the acknowledgment set forth in subpart (a) of this Section 3.9, before the expiration of the period commencing on the date of Closing and ending one year thereafter (the "Restricted Period"):

                       (i) None of the Shares may be sold or offered for sale to U.S. Person or for the account or benefit of a U.S. Person;

                       (ii) None of the Shares may be sold or offered for sale in the United States or in any transaction consummated in the United States (in whole or in part);

                (d) Further without limiting the acknowledgment set forth in subpart (a) of this Section 3.9, none of the shares may be sold or offered for sale before the expiration of the Restricted Period unless each of the following conditions is satisfied:

                       (i) The prospective subsequent purchaser of the Shares certifies that such purchaser is not a U.S. Person and is not acquiring the Shares for the account or benefit of any U.S. Person;

                       (ii) The prospective subsequent purchaser agrees to resell such securities in accordance with Regulation S, pursuant to a registration under the Securities Act or pursuant to an available exemption from registration (other than Regulation S); and

                       (iii) Each certificate evidencing all Shares to be transferred contains a legend to the effect that transfer of such Shares is prohibited except in accordance with Regulation S, which may be in the form set forth in Section 7.1 of this Agreement;

                (e) The Company will make a notation in its records of the aforementioned restrictions on transfer and legends; and

                (f) The Company has no obligation to register the transfer of any of the Shares and shall refuse to register any such transfer not in accordance with Regulation S.

           3.10 LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Purchaser further agrees that Purchaser shall in no event make any disposition of all or any portion of the Shares unless and until:

                (a)(i) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition, and such disposition is made in accordance with such Registration Statement; (ii) the resale provisions of Rule 144 are available and the proposed disposition would comply with the requirements of Regulation S in the opinion of counsel to the Company; or (iii)(A) Purchaser shall have notified the Company of the circumstances surrounding the proposed disposition, (B) Purchaser shall have furnished the Company with an opinion of Purchaser's counsel to the effect that such disposition will not require registration of such Shares under the Securities Act, (C) the proposed disposition would comply with all applicable requirements of Regulation S, and (D) counsel for the Company shall have concurred with such opinion of Purchaser's counsel, and the Company shall have advised Purchaser of such concurrence; and

                (b) Purchaser shall have complied with the terms of the Rights of First Refusal set forth in Section 6 of this Agreement, and the transferee of the Shares agrees in writing to be bound by all terms of this Agreement, including, without limitation, the "lock-up" provisions set forth in Section 8 of this Agreement.

           3.11 COMPLIANCE WITH OTHER LAWS. Purchaser has observed the laws of Purchaser's jurisdiction in connection with any invitation to subscribe for or purchase the Shares or any use of this Agreement, including (i) the legal requirements within Purchaser's jurisdiction for the purchase of the Shares, (ii) any foreign exchange restriction applicable to such purchase,
(iii) any governmental or other consent that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Purchaser's subscription and payment for, and Purchaser's continued beneficial ownership of, the Shares will not violate any applicable securities or other law of Purchaser's jurisdiction.

     4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth on the Schedule of Exceptions furnished to Purchaser and attached hereto as Exhibit B, the Company hereby represents and warrants to Purchaser that:

           4.1 ORGANIZATION; GOOD STANDING; QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, to execute and deliver this Agreement and to issue and sell the Shares and to carry out the provisions of this Agreement. The Company is not qualified to transact business as a foreign corporation in any other jurisdiction, and such qualification is not now required.

           4.2 AUTHORIZATION. All corporate action on the part of the Company and its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder at the Closing and the authorization, issuance (or reservation for issuance), sale and delivery of the Shares being sold hereunder has been taken or will be taken before the Closing, and this Agreement and the obligations of the Company hereunder constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

           4.3 VALID ISSUANCE OF SHARES. The Shares that are being purchased by Purchaser hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of liens, encumbrances and restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws, and free of all liens, encumbrances and preemptive or similar rights contained in the Company's Articles of Incorporation or Bylaws or in any agreement to which the Company is a party, except as set forth in the Schedule of Exceptions.

           4.4 GOVERNMENTAL CONSENTS. No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the performance of this Agreement, the offer, sale or issuance of the Common Stock, except that any notice of sale required to be filed with the Securities and Exchange Commission under the Securities Act or such post-closing filings as may be required under applicable state securities laws, will be timely filed after the Closing within the applicable periods therefor.

          4.5 FINANCIAL STATEMENTS. The Company has made available to the Purchaser an audited balance sheet of the Company dated December 31, 1998, an audited income statement and statement of changes in cash flows of the Company for its fiscal year ended December 31, 1998, and an unaudited income statement and balance sheet of the Company for the eleven-month period ended November 30, 1999 (all such financial statements being collectively referred to herein as the "Financial Statements"). Such Financial Statements (a) are in accordance with the books and records of the Company, (b) are true, correct and complete and present fairly the financial condition of the Company at the date or dates therein indicated and the results or operations for the period or periods therein specified and (c) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as to the unaudited financial statements, for the omission of notes thereto and normal year-end audit adjustments. Except as set forth Schedule of Exceptions, the respective balance sheets of the Financial Statements disclose all of the Company's material debts, liabilities and obligations of any nature, whether due or to become due, as of their respective dates (including, without limitation, absolute liabilities, accrued liabilities and contingent liabilities) to the extent that such debts, liabilities and obligations are required to be disclosed in accordance with generally accepted accounting principles. The Company has good and marketable title to all assets set forth on the balance sheets of the Financial Statements, except for such assets as have been spent, sold or transferred in the ordinary course of business since their respective dates.

     5. RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of this Agreement, Purchaser shall have all of the rights of a shareholder of the Company with respect to the Shares from and after the date on which Purchaser delivers full payment for the Shares until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercises the Rights of First Refusal as set forth in Section 6 of this Agreement. Upon such exercise, Purchaser shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser shall forthwith cause the certificate(s) representing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     6.  RIGHTS OF FIRST REFUSAL.

          6.1 GENERAL. Before any Shares held by Purchaser or any transferee (either being sometimes referred to in this Agreement as the "Selling Shareholder") may be sold or otherwise transferred, the Company or its assignee(s) shall have rights of first refusal to purchase the Shares under the terms and conditions set forth in this Section 6 (the "Rights of First Refusal").

          6.2 NOTICE OF PROPOSED TRANSFER. The Selling Shareholder of the Shares shall deliver to the Company a written notice (the "Notice") stating:
(a) the Selling Shareholder's BONA FIDE intention to sell or otherwise transfer such Shares (the "Offered Shares"); (b) the name of each proposed purchaser or other transferee (the "Proposed Transferee"); (c) the number of Offered Shares to be transferred to each Proposed Transferee; and (d) the BONA FIDE cash price or other consideration for which the Selling Shareholder proposes to transfer the Offered Shares (the "Offered Price"), and the Selling Shareholder shall offer the Offered Shares at the Offered Price to the Company or its assignee(s).

          6.3 EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within Fifteen (15) days after receipt of the Notice, the Company or its assignee(s) may, by giving written notice to the Selling Shareholder, elect to purchase all (but not less than all) of the Offered Shares, at the purchase price determined in accordance with Section 6.4 below.

          6.4 PURCHASE PRICE. The purchase price (the "Purchase Price") for the Offered Shares purchased by the Company or its assignee(s) under this
Section 6.4 shall be the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          6.5 PAYMENT. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Selling Shareholder to the Company (or, in the case of purchase by an assignee, to the assignee), or by any combination thereof within Forty (40) days after receipt of the Notice or in the manner and at the times set forth in the Notice. The sale shall constitute a representation and warranty by the Selling Shareholder that the Shares being sold are free and clear of all liens, claims and encumbrances.

          6.6  SELLING SHAREHOLDER'S RIGHT TO TRANSFER.  If all of the
Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company or its assignee(s) as provided in this Section 6, then none of the Offered Shares shall be purchased under this
Section 6, and the Selling Shareholder may sell or otherwise transfer the Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer (a) is consummated within Ninety (90) days after the date of the Notice, (b) is in accordance with all of the terms of this Agreement and all other agreements between the Selling Shareholder and the Company and (c) is effected in accordance with all applicable securities laws, and the Proposed Transferee agrees in writing that the provisions of this Agreement shall continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company or its assignees shall again be offered the Rights of First Refusal before any Offered Shares held by the Selling Shareholder may be sold or otherwise transferred.

            6.7 EXCEPTION FOR CERTAIN TRANSFERS. Anything to the contrary contained in this Section 6 notwithstanding, the provisions of this Section 6 shall not apply to the transfer without consideration of any or all of the Offered Shares during the Selling Shareholder's lifetime or upon the Selling Shareholder's death by will or intestacy to the Selling Shareholder's immediate family, a trust for the benefit of the Selling Shareholder or to the Selling Shareholder's immediate family as a gift. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, brother or sister. In such case, the transferee or other recipient shall receive and hold the Offered Shares so transferred subject to the provisions of this Section 6, and there shall be no further transfer of such Offered Shares except in accordance with the terms of this Section 6.

            6.8 TERMINATION OF RIGHTS OF FIRST REFUSAL. The Rights of First Refusal under this Section 6 shall not apply to and shall terminate immediately before the closing of any initial public offering of the Company's Common Stock pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act and shall be reinstated if there is no such closing.

      7.    RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

            7.1 LEGENDS. Purchaser understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto to be placed on all certificates representing the Shares along with all other legends that may be required by state or federal securities laws:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF BEFORE ONE YEAR FROM THE DATE OF THE CLOSING AT WHICH SUCH SHARES WERE PURCHASED, WITHIN THE UNITED STATES, CANADA, THEIR TERRITORIES AND POSSESSIONS OR ANY AREA SUBJECT TO THEIR

      JURISDICTION OR TO ANY CITIZEN OR RESIDENT OF THE UNITED STATES OR CANADA, OR ANY STATE, TERRITORY OR POSSESSION THEREOF, INCLUDING ANY ESTATE OF SUCH PERSON OR ANY CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY CREATED OR EXISTING UNDER THE LAWS THEREOF, AND THEREAFTER MAY NOT BE SO TRANSFERRED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

      "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER, INCLUDING RIGHTS OF FIRST REFUSAL, AS SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDERS, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

      "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180-DAY MARKET STANDOFF PROVISION AS SET FORTH IN THE COMMON STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH MARKET STANDOFF PROVISION IS BINDING ON TRANSFEREES OF THESE SHARES."

      "THE TRANSFER, SALE, ASSIGNMENT, HYPOTHECATION, ENCUMBRANCE, OR ALIENATION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY A FIRST REFUSAL AGREEMENT DATED AUGUST 7, 1996."

            7.2 STOP-TRANSFER NOTICES. Purchaser agrees that, in order to ensure compliance with the restrictions set forth in this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            7.3 REFUSAL OF TRANSFER. The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

     8.   COVENANTS.

          8.1 COVENANTS OF PURCHASER. Purchaser understands that the Company is a party to that certain Right of First Refusal Agreement dated August 7, 1996, by and between the Company and Sofinov Societe financiere d'innovation Inc. ("Sofinov")(the "Refusal Agreement"). Under the terms of that Refusal Agreement, and as a material condition to the Company's obligations hereunder, Purchaser shall execute and deliver to the Company, at the Closing, a counterpart signature page to the Refusal Agreement and shall be bound by the terms and conditions of the Refusal Agreement. Purchaser shall not resell or offer to resell any of the Shares, except in compliance with all applicable terms and conditions set forth in this Agreement (including, without limitation, all applicable terms, conditions and limitations set forth under Section 3 of this Agreement) and the requirements of Regulation S. Purchaser shall not resell or offer to resell any of the Shares in the United States or to any person in the United States, to any U.S. Person or to others for the benefit or account of any U.S. Person, at any time before the expiration of the Restricted Period. Without limiting the application of any of the remaining conditions set forth in this Section 8.1, Purchaser shall in no case resell or offer to resell any of the Shares before expiration of the Restricted Period, unless each of the following additional conditions is satisfied:

                 (a) The prospective subsequent purchaser certifies that such purchaser is not a U.S. Person and is not acquiring the Shares for the account or benefit of any U.S. Person;

                 (b) The prospective subsequent purchaser agrees to resell all such Shares in accordance with Regulation S, pursuant to a registration under the Securities Act or pursuant to an available exemption from registration; and

                 (c) Under the terms of the sale to such prospective subsequent purchaser, each certificate evidencing all such Shares to be transferred must contain a legend to the effect that transfer of such Shares is prohibited except in accordance with Regulation S, which may be in the form set forth in Section 7.1 of this Agreement.

          8.2 COVENANT OF THE COMPANY. The Company shall not register the transfer of any of the Shares that shall have been sold or transferred in violation of Regulation S.

          9. COMPANY RIGHTS. The Company shall not be required (a) to transfer on the Company's books any of the Shares that are or have been sold or transferred in violation of any of the terms or provisions set forth in this Agreement (including, without limitation, the conditions and limitations set forth under Section 3 and Section 8 of this Agreement) or (b) to treat as owner of such Shares, or to accord voting rights associated with the ownership of such Shares or to pay dividends to, any transferee to whom such Shares have been so transferred.

          10. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:


                 10.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser contained in Section 3 of this Agreement and those contained in the Certificate of Non-U.S. Certificate shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.


                 10.2 PERFORMANCE. Purchaser shall have performed and complied with all agreements, obligations, covenants and conditions contained in this Agreement that are required to be performed or complied with it on or before the Closing.


                 10.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.


          11. CONDITIONS OF PURCHASER'S OBLIGATIONS AT CLOSING. The obligations of Purchaser to the Company under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

                 11.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 4 shall be true on the Closing with the same effect as though such representations and warranties had been made on the date of the Closing.

                 11.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         12. MARKET STANDOFF AGREEMENT. Purchaser hereby agrees, if so requested by the Company or the managing underwriters in a public offering of the Company's capital stock, that, without the prior written consent of the Company or such managing underwriters, Purchaser shall not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of, reduce Purchaser's market risk with respect to or make a distribution of any capital stock of the Company held by or on behalf of Purchaser or beneficially owned by Purchaser in accordance with the rules and regulations of the Securities and Exchange Commission for a period of up to 180 days after the date of the final prospectus relating to any initial public offering by the Company.

         13. ADJUSTMENT FOR STOCK SPLIT. All references to the number of Shares, the Purchase Price and similar terms regarding the Shares in this Agreement shall be adjusted appropriately to reflect any stock split, stock dividend or other change in the Shares that may be made by the Company after the date of this Agreement.

         14. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement, this Agreement shall be binding on Purchaser and Purchaser's heirs, executors, administrators, successors and assigns.

         15. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Purchaser or by the Company forthwith to the Board of Directors of the Company, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board of Directors of the Company shall be final and binding on Purchaser and the Company.

         16. GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of California, excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless shall remain effective and shall remain enforceable.

         17. CHOICE OF FORUM. Any judicial proceeding brought by any party hereto as a result of a dispute or controversy arising out of or related to this Agreement shall be commenced in courts located within Los Angeles County, California. All parties hereto agree to submit to the jurisdiction of the federal and state courts located within such county in the event of such a dispute or controversy.


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

         18. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations, warranties and agreements contained in this Agreement shall not be discharged or dissolved upon the Closing but shall survive and remain in full force and effect after the Closing.

         19. NO WAIVER. The failure of any party hereto at any time to require performance by the other party hereto of any term or provision of this Agreement shall not affect the right of such party to require performance of that term or provision, and any waiver by any party hereto of any breach of any term or provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such term or provision, a waiver of the term or provision itself or a waiver of any right under this Agreement.

         20. WRITTEN AMENDMENTS. This Agreement may not be modified, amended, altered or changed in any respect whatsoever except by further agreement in writing, duly executed by all parties hereto. No oral statements or representations made after the date of this Agreement by any party hereto are binding on such party, and no party hereto shall have the right to rely on such oral statements or representations.

         21. NOTICES. Any notice, demand, offer or request required or permitted to be given by either the Company or Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed effectively given the earlier of (a) when received, (b) when delivered personally, (c) One (1) business day after being delivered by facsimile, (d) One (1) business day after being deposited with an overnight courier service or (d) Four (4) days after being deposited in the U.S. Mail, First Class with postage prepaid and addressed to the parties at the addresses provided to the Company (which the Company agrees to disclose to the other parties upon request) or such other address as a party may request by notifying the other in writing.

         22. FURTHER INSTRUMENTS. The Company and Purchaser agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

         23. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto and supersedes in its entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof.


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

         24. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

The "Company":                          "Purchaser":

Hydrogen Burner, Inc.,
a California corporation

                                       /s/ Dieter Bakic
                                       --------------------------
                                       Dieter Bakic

By:   /s/ David Moard
      --------------------------
      David Moard                       Cuvillies Strasse #6
      Its: President                    81679 Munchen 80
                                        Germany


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